EXHIBIT 99.1

[Letterhead of BDO Seidman, LLP]

March 28, 2006

Mr. Paul A. Schneider, President and Principal Operating Officer
Mr. Timothy R. Smith, Chief Financial Officer
MVP Network, Inc. (formerly Oasis Oil Corporation)
7701 Forsyth Boulevard, Suite 325
Clayton, Missour 63105

Dear Messrs. Schneider and Smith:

This is to confirm that the client-auditor relationship between Oasis Oil Corporation (Commission File Number 0-5833) and BDO Seidman, LLP has ceased.

Sincerely,

By:	/s/ BDO Seidman, LLP
BDO Seidman, LLP

cc:	PCAOB Letter File
Office of the Chief Accountant
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561